                                                                 Exhibit (h)(xi)

                                     ANNEX A
            To the Transfer Agency and Service Agreement, as amended,
                                 by and between
          SPDR(R) Series Trust and State Street Bank and Trust Company

                                                                         TRADING
ETF                                                                       SYMBOL
---                                                                      -------
SPDR(R) Dow Jones Total Market ETF                                          TMW
SPDR(R) Dow Jones Large Cap ETF                                             ELR
SPDR(R) Dow Jones Large Cap Growth ETF                                      ELG
SPDR(R) Dow Jones Large Cap Value ETF                                       ELV
SPDR(R) Dow Jones Mid Cap ETF                                               EMM
SPDR(R) Dow Jones Mid Cap Growth ETF                                        EMG
SPDR(R) Dow Jones Mid Cap Value ETF                                         EMV
SPDR(R) Dow Jones Small Cap ETF                                             DSC
SPDR(R) Dow Jones Small Cap Growth ETF                                      DSG
SPDR(R) Dow Jones Small Cap Value ETF                                       DSV
SPDR(R) DJ Global Titans ETF                                                DGT
SPDR(R) Dow Jones REIT ETF                                                  RWR
SPDR(R) KBW Bank ETF                                                        KBE
SPDR(R) KBW Capital Markets ETF                                             KCE
SPDR(R) KBW Insurance ETF                                                   KIE
SPDR(R) Morgan Stanley Technology ETF                                       MTK
SPDR(R) S&P(R) Dividend ETF                                                 SDY
SPDR(R) S&P(R) Biotech ETF                                                  XBI
SPDR(R) S&P(R) Homebuilders ETF                                             XHB
SPDR(R) S&P(R) Metals & Mining ETF                                          XME
SPDR(R) S&P(R) Oil & Gas Equipment & Services ETF                           XES
SPDR(R) S&P(R) Oil & Gas Exploration & Production ETF                       XOP
SPDR(R) S&P(R) Pharmaceuticals ETF                                          XPH
SPDR(R) S&P(R) Retail ETF                                                   XRT
SPDR(R) S&P(R) Semiconductor ETF                                            XSD
SPDR(R) KBW Regional Banking ETF                                            KRE
SPDR(R) Barclays Capital 1-3 Month T-Bill ETF                               BIL
SPDR(R) Barclays Capital Intermediate Term Treasury ETF                     ITE
SPDR(R) Barclays Capital Long Term Treasury ETF                             TLO
SPDR(R) Barclays Capital TIPS ETF                                           IPE
SPDR(R) Barclays Capital Aggregate Bond ETF                                 LAG
SPDR(R) Nuveen Barclays Capital Municipal Bond ETF                          TFI
SPDR(R) Barclays Capital International Treasury Bond ETF                    BWX
SPDR(R) Nuveen Barclays Capital Short Term Municipal Bond ETF               SHM
SPDR(R) Nuveen Barclays Capital California Municipal Bond ETF               CXA
SPDR(R) Nuveen Barclays Capital New York Municipal Bond ETF                 INY
SPDR(R) Barclays Capital High Yield Bond ETF                                JNK
SPDR(R) DB International Government Inflation-Linked Bond ETF               WIP
SPDR(R) Barclays Capital Short Term International Treasury Bond ETF         BWZ

                                                                 Exhibit (h)(xi)

SPDR(R) Barclays Capital Intermediate Term Credit Bond ETF                  ITR
SPDR(R) Barclays Capital Long Term Credit Bond ETF                          LWC
SPDR(R) Barclays Capital Convertible Bond ETF                               CWB
SPDR(R) Barclays Capital Mortgage Backed Bond ETF                           MBG
SPDR(R) KBW Mortgage Finance ETF                                            KME
SPDR(R) Wells Fargo Preferred Stock ETF                                     PSK
SPDR(R) Nuveen S&P(R) VRDO Municipal Bond ETF                               VRD
SPDR(R) Barclays Capital Short Term Corporate Bond ETF                     SCPB
SPDR(R) Nuveen Barclays Capital Build America Bond ETF                     BABS
SPDR(R) Barclays Capital International Corporate Bond ETF                  IBND

EFFECTIVE WITH SEC, BUT NOT OPERATIONAL

SPDR(R) S&P(R) Aerospace & Defense ETF
SPDR(R) S&P(R) Building & Construction ETF
SPDR(R) S&P(R) Computer Hardware ETF
SPDR(R) S&P(R) Computer Software ETF
SPDR(R) S&P(R) Health Care Equipment ETF
SPDR(R) S&P(R) Health Care Services ETF
SPDR(R) S&P(R) Leisure Time ETF
SPDR(R) S&P(R)  Outsourcing & IT Consulting ETF
SPDR(R) S&P(R) Telecom ETF
SPDR(R) S&P(R) Transportation ETF

Dated: May 19, 2010


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